UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544 or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: January 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JANUARY 31, 2009

Legg Mason Partners

High Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended January 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its preliminary estimate for fourth quarter GDP decline was 6.2%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it has felt like we have been in the midst of a recession for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least thirty-eight years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last thirteen months ended January 2009. Over that period, 3.6 million jobs were lost, with half of the total occurring during the last three months. In addition, in January 2009, the unemployment rate hit 7.6%, a sixteen-year high.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting

Legg Mason Partners High Income Fund	I

Letter from the chairman continued

period began, the federal funds rateiii was 2.00%. While the Fed had cut rates a total of 2.25%, from 4.25% to 2.00% during the first four months of 2008, it then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meeting in January 2009. In conjunction with the January meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. The focus of the Committee’s policy is to support the functioning of financial markets and stimulate the economy through open market operations and other measures that are likely to keep the size of the Federal Reserve’s balance sheet at a high level.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Prior to the beginning of the reporting period, in March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has made reviving the economy a priority in his administration, as his economic stimulus package is expected to surpass $800 billion.

During the six-month reporting period ended January 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal

II	Legg Mason Partners High Income Fund

bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended January 31, 2009, two-year Treasury yields fell from 2.52% to 0.94%. Over the same time frame, ten-year Treasury yields moved from 3.99% to 2.87%. Looking at the six-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 3.23%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the six months ended January 31, 2009. While the asset class rallied in December 2008 and January 2009, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the six months ended January 31, 2009, the Index returned -19.51%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower during the six-month reporting period. While the asset class rallied during the second half of the period, it was not enough to offset its sharp losses in September and October 2008. During those two months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the six months ended January 31, 2009, the EMBI Global returned -10.98%.

Performance review

For the six months ended January 31, 2009, Class A shares of Legg Mason Partners High Income Fund, excluding sales charges, returned -24.40%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvii, returned -19.07% for the same period. The Lipper High Current Yield Funds Category Average1 returned -20.06% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 484 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners High Income Fund	III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of January 31, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
High Income Fund — Class A Shares	-24.40%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	-19.07%
Lipper High Current Yield Funds Category Average[1]	-20.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -24.51%, Class C shares returned -24.59% and Class I shares returned -24.18% over the six months ended January 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended January 31, 2009 for Class A, B, C and I shares were 18.69%, 19.00%, 19.06% and 19.88%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated November 25, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.95%, 1.51%, 1.42% and 0.65%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 484 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Partners High Income Fund

to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 27, 2009

Legg Mason Partners High Income Fund	V

Letter from the chairman continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, high-yield bonds are rated below investment-grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

VI	Legg Mason Partners High Income Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — January 31, 2009

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2008 and held for the six months ended January 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(24.40)%	$1,000.00	$756.00	0.98%	$4.34
Class B	(24.51)	1,000.00	754.90	1.46	6.46
Class C	(24.59)	1,000.00	754.10	1.40	6.19
Class I	(24.18)	1,000.00	758.20	0.67	2.97

[1]	For the six months ended January 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.27	0.98%	$4.99
Class B	5.00	1,000.00	1,017.85	1.46	7.43
Class C	5.00	1,000.00	1,018.15	1.40	7.12
Class I	5.00	1,000.00	1,021.83	0.67	3.41

[1]	For the six months ended January 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

January 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 92.9%
CONSUMER DISCRETIONARY — 15.7%
	Auto Components — 0.5%
	Allison Transmission Inc., Senior Notes:
$60,000	11.000% due 11/1/15(a)	$33,600
1,560,000	11.250% due 11/1/15(a)(b)	709,800
	Visteon Corp., Senior Notes:
2,598,000	8.250% due 8/1/10	480,630
3,739,000	12.250% due 12/31/16(a)	429,985
	Total Auto Components	1,654,015
	Automobiles — 0.7%
	General Motors Corp.:
6,205,000	Notes, 7.200% due 1/15/11	1,287,538
6,985,000	Senior Debentures, 8.375% due 7/15/33	1,012,825
	Total Automobiles	2,300,363
	Diversified Consumer Services — 0.7%
	Education Management LLC/Education Management Finance Corp.:
520,000	Senior Notes, 8.750% due 6/1/14	445,900
2,470,000	Senior Subordinated Notes, 10.250% due 6/1/16	2,062,450
20,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	18,500
	Total Diversified Consumer Services	2,526,850
	Hotels, Restaurants & Leisure — 3.7%
	Boyd Gaming Corp., Senior Subordinated Notes:
180,000	6.750% due 4/15/14	120,600
580,000	7.125% due 2/1/16	375,550
2,355,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)(d)	12,953
1,740,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	687,300
320,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	235,200
1,740,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	1,418,100
1,345,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	719,575
1,715,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	1,320,550
	Harrah’s Operating Co. Inc.:
753,000	Senior Notes, 10.750% due 2/1/16(a)	180,720
172,900	Senior Secured Notes, 10.000% due 12/15/18(a)	63,108
2,000,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	1,080,000
5,370,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,100,850

See Notes to Financial Statements.

4	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 3.7% continued
$1,500,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	$547,500
1,025,000	MGM MIRAGE Inc., Senior Subordinated Notes, 8.375% due 2/1/11	599,625
1,265,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	664,125
1,130,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(e)	661,050
	Station Casinos Inc.:
	Senior Notes:
940,000	6.000% due 4/1/12	183,300
3,305,000	7.750% due 8/15/16	644,475
150,000	Senior Subordinated Notes, 6.625% due 3/15/18	5,250
2,625,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	2,060,625
	Total Hotels, Restaurants & Leisure	12,680,456
	Household Durables — 2.1%
	K Hovnanian Enterprises Inc., Senior Notes:
3,040,000	11.500% due 5/1/13	2,515,600
100,000	8.625% due 1/15/17	28,000
3,000,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	2,655,000
2,480,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	1,922,000
	Total Household Durables	7,120,600
	Internet & Catalog Retail — 0.2%
175,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	139,125
1,145,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	692,725
	Total Internet & Catalog Retail	831,850
	Media — 5.6%
	Affinion Group Inc.:
115,000	Senior Notes, 10.125% due 10/15/13	90,275
4,965,000	Senior Subordinated Notes, 11.500% due 10/15/15	3,252,075
	CCH I LLC/CCH I Capital Corp.:
770,000	Senior Notes, 11.000% due 10/1/15(d)	123,200
5,751,000	Senior Secured Notes, 11.000% due 10/1/15(d)	1,035,180
1,415,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(d)	742,875
	Cengage Learning Acquisitions Inc.:
1,480,000	Senior Notes, 10.500% due 1/15/15(a)	747,400
2,500,000	Senior Subordinated Notes, step bond to yield 13.249% due 7/15/15(a)	831,250

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Media — 5.6% continued
$925,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(d)(f)	$18,500
790,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(d)	18,763
3,630,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(d)	3,158,100
2,775,000	CSC Holdings Inc., Senior Notes, 8.125% due 7/15/09	2,795,812
3,454,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	1,010,295
750,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	757,500
	EchoStar DBS Corp., Senior Notes:
1,040,000	6.625% due 10/1/14	949,000
760,000	7.750% due 5/31/15	714,400
4,025,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	145,906
1,045,000	R.H. Donnelley Corp., Senior Discount Notes, 6.875% due 1/15/13	99,275
310,000	R.H. Donnelley Inc., 11.750% due 5/15/15(a)	93,000
2,785,000	Sun Media Corp., 7.625% due 2/15/13	2,269,775
565,000	Univision Communications Inc., Senior Notes, 7.850% due 7/15/11	384,200
	Total Media	19,236,781
	Multiline Retail — 1.4%
	Dollar General Corp.:
1,020,000	Senior Notes, 10.625% due 7/15/15	1,020,000
1,665,000	Senior Subordinated Notes, 11.875% due 7/15/17(b)	1,540,125
	Neiman Marcus Group Inc.:
3,990,000	Senior Notes, 9.000% due 10/15/15(b)	1,795,500
530,000	Senior Secured Notes, 7.125% due 6/1/28	246,450
	Total Multiline Retail	4,602,075
	Specialty Retail — 0.6%
35,000	AutoNation Inc., Senior Notes, 7.000% due 4/15/14	30,975
2,095,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	1,068,450
500,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	467,500
870,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	395,850
	Total Specialty Retail	1,962,775
	Textiles, Apparel & Luxury Goods — 0.2%
1,046,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	789,730
	TOTAL CONSUMER DISCRETIONARY	53,705,495

See Notes to Financial Statements.

6	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

CONSUMER STAPLES — 2.5%
	Food & Staples Retailing — 0.1%
$317,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	$363,993
	Food Products — 1.0%
	Dole Food Co. Inc., Senior Notes:
90,000	8.625% due 5/1/09	85,275
3,915,000	7.250% due 6/15/10	3,327,750
	Total Food Products	3,413,025
	Household Products — 0.4%
1,825,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,615,125
	Tobacco — 1.0%
	Alliance One International Inc., Senior Notes:
1,790,000	8.500% due 5/15/12	1,423,050
740,000	11.000% due 5/15/12	647,500
1,170,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	1,282,396
	Total Tobacco	3,352,946
	TOTAL CONSUMER STAPLES	8,745,089
ENERGY — 14.6%
	Energy Equipment & Services — 1.7%
327,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	351,009
1,220,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	860,100
885,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	694,725
990,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	717,750
1,805,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	1,741,825
40,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	36,400
1,540,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	1,478,400
	Total Energy Equipment & Services	5,880,209
	Oil, Gas & Consumable Fuels — 12.9%
1,960,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	1,303,400
5,275,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	3,850,750
	Chesapeake Energy Corp., Senior Notes:
540,000	9.500% due 2/15/15	531,900
1,880,000	6.375% due 6/15/15	1,598,000
4,505,000	6.250% due 1/15/18	3,649,050
100,000	7.250% due 12/15/18	84,250
1,520,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	1,113,400
3,937,456	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 6.094% due 4/15/10(a)(b)(e)	2,185,288

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 12.9% continued
$3,180,000	El Paso Corp., Medium-Term Notes, 7.800% due 8/1/31	$2,480,400
	Enterprise Products Operating LP:
1,680,000	Junior Subordinated Notes, 8.375% due 8/1/66(e)	1,059,660
665,000	Subordinated Notes, 7.034% due 1/15/68(e)	372,911
3,200,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,704,000
535,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	486,850
3,350,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	2,512,500
	Mariner Energy Inc., Senior Notes:
1,695,000	7.500% due 4/15/13	1,279,725
555,000	8.000% due 5/15/17	357,975
1,375,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	993,438
	OPTI Canada Inc., Senior Secured Notes:
625,000	7.875% due 12/15/14	281,250
335,000	8.250% due 12/15/14	155,775
1,660,000	Parallel Petroleum Corp., 10.250% due 8/1/14	1,070,700
	Petrohawk Energy Corp., Senior Notes:
1,275,000	9.125% due 7/15/13	1,179,375
480,000	7.875% due 6/1/15(a)	404,400
	Petroplus Finance Ltd., Senior Notes:
900,000	6.750% due 5/1/14(a)	675,000
630,000	7.000% due 5/1/17(a)	459,900
1,430,000	Quicksilver Resources Inc., 8.250% due 8/1/15	1,158,300
	SandRidge Energy Inc., Senior Notes:
5,020,000	8.625% due 4/1/15(b)	3,388,500
280,000	8.000% due 6/1/18(a)	222,600
4,670,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(d)	186,800
1,150,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	1,092,500
400,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	290,000
865,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	780,663
1,185,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16(a)	1,182,037
1,955,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	205,275
1,855,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	1,289,225
2,215,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	1,783,075
1,605,000	Williams Cos. Inc., Notes, 7.875% due 9/1/21	1,527,708
	Total Oil, Gas & Consumable Fuels	43,896,580
	TOTAL ENERGY	49,776,789

See Notes to Financial Statements.

8	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

FINANCIALS — 12.5%
	Commercial Banks — 0.7%
$750,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	$491,250
	TuranAlem Finance BV, Bonds:
1,490,000	8.250% due 1/22/37(a)	648,150
1,090,000	8.250% due 1/22/37(a)	446,431
870,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(e)(g)	818,540
	Total Commercial Banks	2,404,371
	Consumer Finance — 5.6%
	Ford Motor Credit Co., Senior Notes:
2,759,000	7.246% due 6/15/11(e)	1,907,159
1,070,000	4.010% due 1/13/12(e)	664,737
12,610,000	12.000% due 5/15/15	9,336,721
	GMAC LLC:
1,234,000	7.500% due 12/31/13(a)	728,628
180,000	8.000% due 12/31/18(a)	71,163
6,490,000	8.000% due 11/1/31(a)	3,894,480
2,900,000	SLM Corp., Senior Notes, 1.319% due 7/26/10(e)	2,560,532
	Total Consumer Finance	19,163,420
	Diversified Financial Services — 4.0%
1,800,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(a)	1,215,000
1,250,000	Capmark Financial Group Inc., 5.875% due 5/10/12	474,848
2,010,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)(d)	854,250
2,380,000	Citigroup Inc., Junior Subordinated Notes, Preferred Securities, 8.400% due 4/30/18(e)(g)	872,222
100,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(a)	96,250
1,320,000	Fresenius U.S. Finance II Inc., Senior Notes, 9.000% due 7/15/15(a)	1,333,200
2,195,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(e)(g)	1,672,335
1,610,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	1,312,150
	TNK-BP Finance SA:
1,486,000	7.875% due 3/13/18(a)	921,320
	Senior Notes:
300,000	7.500% due 7/18/16(a)	190,500
100,000	7.500% due 7/18/16(a)	63,500
725,000	7.875% due 3/13/18(a)	445,875
2,775,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 12.278% due 10/1/15	2,358,750

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 4.0% continued
$1,895,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	$1,696,025
	Total Diversified Financial Services	13,506,225
	Insurance — 0.3%
3,230,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(e)	1,200,323
	Real Estate Investment Trusts (REITs) — 0.1%
830,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	269,750
	Ventas Realty LP/Ventas Capital Corp.:
158,000	9.000% due 5/1/12	158,000
50,000	Senior Notes, 6.500% due 6/1/16	42,000
	Total Real Estate Investment Trusts (REITs)	469,750
	Real Estate Management & Development — 0.4%
2,030,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(c)(d)	314,650
	Realogy Corp.:
2,740,000	10.500% due 4/15/14	630,200
231,000	11.000% due 4/15/14(b)	31,185
2,480,000	Senior Subordinated Notes, 12.375% due 4/15/15	297,600
	Total Real Estate Management & Development	1,273,635
	Thrifts & Mortgage Finance — 1.4%
7,090,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27(f)	4,892,100
	TOTAL FINANCIALS	42,909,824
HEALTH CARE — 9.3%
	Health Care Equipment & Supplies — 1.3%
1,690,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	1,884,350
2,555,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17(b)	2,286,725
170,000	Fresenius Medical Care Capital Trust IV, Senior Subordinated Notes, 7.875% due 6/15/11	171,700
	Total Health Care Equipment & Supplies	4,342,775
	Health Care Providers & Services — 8.0%
515,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	498,263
3,570,000	CRC Health Corp., 10.750% due 2/1/16	2,124,150
	DaVita Inc.:
1,190,000	Senior Notes, 6.625% due 3/15/13	1,157,275
1,630,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,581,100

See Notes to Financial Statements.

10	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care Providers & Services — 8.0% continued
	HCA Inc.:
	Notes:
$270,000	9.000% due 12/15/14	$193,731
585,000	6.375% due 1/15/15	412,425
573,000	7.690% due 6/15/25	257,463
	Senior Secured Notes:
2,055,000	9.250% due 11/15/16	1,967,662
5,040,000	9.625% due 11/15/16(b)	4,246,200
3,828,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	3,387,780
	Tenet Healthcare Corp., Senior Notes:
2,765,000	6.375% due 12/1/11	2,474,675
470,000	6.500% due 6/1/12	415,950
6,275,000	7.375% due 2/1/13	5,114,125
	Universal Hospital Services Inc., Senior Secured Notes:
780,000	5.943% due 6/1/15(e)	526,500
715,000	8.500% due 6/1/15(b)	607,750
4,597,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(e)	2,321,485
	Total Health Care Providers & Services	27,286,534
	Pharmaceuticals — 0.0%
6,655,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	33,275
	TOTAL HEALTH CARE	31,662,584
INDUSTRIALS — 11.5%
	Aerospace & Defense — 1.1%
665,000	BE Aerospace Inc., 8.500% due 7/1/18	626,762
5,065,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	1,291,575
2,075,000	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	1,909,000
80,000	Moog Inc., Senior Subordinated Notes, 7.250% due 6/15/18(a)	72,000
	Total Aerospace & Defense	3,899,337
	Airlines — 1.4%
1,260,000	Continental Airlines Inc., Pass-Through Certificates, 7.339% due 4/19/14	793,800
4,820,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,711,100
1,408,539	Delta Air Lines Inc., 8.954% due 8/10/14	788,782
	United Airlines Inc., Pass-Through Certificates:
316,338	8.030% due 7/1/11	316,338
875,503	7.186% due 10/1/12	831,728
183,805	Senior Secured Notes, 7.032% due 10/1/10	176,452
	Total Airlines	4,618,200

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Building Products — 1.3%
	Associated Materials Inc.:
$4,375,000	Senior Discount Notes, step bond to yield 13.415% due 3/1/14	$1,990,625
1,350,000	Senior Subordinated Notes, 9.750% due 4/15/12	1,208,250
	Nortek Inc.:
1,580,000	Senior Secured Notes, 10.000% due 12/1/13	924,300
330,000	Senior Subordinated Notes, 8.500% due 9/1/14	69,300
3,204,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 14.780% due 3/1/14	384,480
	Total Building Products	4,576,955
	Commercial Services & Supplies — 3.2%
	DynCorp International LLC/DIV Capital Corp.:
260,000	9.500% due 2/15/13(a)	228,150
5,885,000	Senior Subordinated Notes, 9.500% due 2/15/13	5,119,950
1,738,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	1,659,790
2,675,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	1,705,312
	US Investigations Services Inc.:
2,735,000	11.750% due 5/1/16(a)	1,873,475
335,000	Senior Subordinated Notes, 10.500% due 11/1/15(a)	262,975
	Total Commercial Services & Supplies	10,849,652
	Construction & Engineering — 0.4%
1,390,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	1,344,825
	Electrical Equipment — 0.1%
440,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	200,200
	Industrial Conglomerates — 0.2%
	Sequa Corp., Senior Notes:
980,000	11.750% due 12/1/15(a)	396,900
1,047,266	13.500% due 12/1/15(a)(b)	371,780
	Total Industrial Conglomerates	768,680
	Machinery — 0.2%
1,060,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	742,000
	Road & Rail — 2.5%
5,675,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	2,986,469
	Kansas City Southern de Mexico, Senior Notes:
4,020,000	9.375% due 5/1/12	3,849,150
1,440,000	7.625% due 12/1/13	1,216,800
235,000	7.375% due 6/1/14	203,275
135,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	140,400
	Total Road & Rail	8,396,094

See Notes to Financial Statements.

12	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Trading Companies & Distributors — 1.0%
$445,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	$269,225
675,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	415,125
1,715,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,029,000
3,275,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	1,653,875
	Total Trading Companies & Distributors	3,367,225
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
2,295,000	9.899% due 5/15/15(a)(e)	195,075
2,125,000	12.500% due 5/15/17(a)	201,875
	Total Transportation Infrastructure	396,950
	TOTAL INDUSTRIALS	39,160,118
INFORMATION TECHNOLOGY — 1.3%
	Electronic Equipment, Instruments & Components — 0.0%
460,000	NXP BV/NXP Funding LLC, Senior Secured Notes, 3.844% due 10/15/13(e)	112,125
	IT Services — 0.8%
1,730,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)	877,975
	First Data Corp., Senior Notes:
1,735,000	9.875% due 9/24/15(a)	980,275
210,000	9.875% due 9/24/15	118,650
1,000,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	685,000
	Total IT Services	2,661,900
	Semiconductors & Semiconductor Equipment — 0.1%
	Freescale Semiconductor Inc., Senior Notes:
1,320,000	8.875% due 12/15/14	297,000
540,000	9.125% due 12/15/14(b)	74,250
	Total Semiconductors & Semiconductor Equipment	371,250
	Software — 0.4%
2,245,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	1,178,625
	TOTAL INFORMATION TECHNOLOGY	4,323,900
MATERIALS — 6.1%
	Chemicals — 0.8%
4,180,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	146,300
370,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	194,250
2,060,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(f)	1,940,792

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Chemicals — 0.8% continued
$2,580,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	$425,700
	Total Chemicals	2,707,042
	Containers & Packaging — 0.5%
20,000	Berry Plastics Holding Corp., 10.250% due 3/1/16	7,700
595,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	437,325
1,925,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(f)	0
1,585,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	1,069,875
	Total Containers & Packaging	1,514,900
	Metals & Mining — 2.4%
700,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	581,803
434,081	Metals USA Holdings Corp., 7.435% due 7/1/12(b)(e)	117,202
2,810,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,896,750
5,210,000	Noranda Aluminium Holding Corp., Senior Notes, 8.345% due 11/15/14(b)(d)(e)	807,550
3,015,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,703,475
4,995,000	Ryerson Inc., Senior Secured Notes, 12.250% due 11/1/15(a)	3,146,850
	Total Metals & Mining	8,253,630
	Paper & Forest Products — 2.4%
	Abitibi-Consolidated Co. of Canada:
2,557,000	15.500% due 7/15/10(a)	728,745
4,650,000	Senior Secured Notes, 13.750% due 4/1/11(a)	3,371,250
	Appleton Papers Inc.:
235,000	Senior Notes, 8.125% due 6/15/11	159,213
4,615,000	Senior Subordinated Notes, 9.750% due 6/15/14	1,049,912
	NewPage Corp.:
3,285,000	Senior Secured Notes, 9.443% due 5/1/12(e)	1,133,325
310,000	Senior Subordinated Notes, 12.000% due 5/1/13	75,950
1,804,416	Newpage Holding Corp., 10.265% due 11/1/13(b)(e)	599,968
1,525,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	876,875
890,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	253,650
	Total Paper & Forest Products	8,248,888
	TOTAL MATERIALS	20,724,460
TELECOMMUNICATION SERVICES — 9.7%
	Diversified Telecommunication Services — 6.0%
695,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	500,400
170,000	Frontier Communications Corp., Debentures, 7.050% due 10/1/46	95,200
3,570,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(d)(f)	0

See Notes to Financial Statements.

14	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Telecommunication Services — 6.0% continued
$1,170,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(d)	$11,700
55,000	Inmarsat Finance II PLC, Senior Notes, 10.375% due 11/15/12	54,725
330,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	317,212
4,290,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14(a)	4,032,600
2,070,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.969% due 2/1/15(a)	1,666,350
1,080,000	Intelsat Jackson Holdings Ltd., Senior Notes, 11.500% due 6/15/16(a)	1,009,800
330,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	311,025
	Level 3 Financing Inc., Senior Notes:
710,000	12.250% due 3/15/13	543,150
2,130,000	9.250% due 11/1/14	1,554,900
1,565,000	6.845% due 2/15/15(e)	813,800
3,035,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	2,473,525
2,070,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	1,749,150
	Wind Acquisition Finance SA:
634,766	8.393% due 12/21/11(e)	360,547
3,000,000	Senior Bonds, 10.750% due 12/1/15(a)	2,685,000
2,550,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	2,524,500
	Total Diversified Telecommunication Services	20,703,584
	Wireless Telecommunication Services — 3.7%
1,790,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	2,085,350
95,000	iPCS Inc., Senior Secured Notes, 5.318% due 5/1/13(e)	67,925
	MetroPCS Wireless Inc., Senior Notes:
1,040,000	9.250% due 11/1/14	968,500
765,000	9.250% due 11/1/14(a)	705,713
	Sprint Capital Corp., Senior Notes:
2,470,000	7.625% due 1/30/11	2,057,157
1,810,000	8.375% due 3/15/12	1,448,923
2,280,000	6.875% due 11/15/28	1,296,444
2,340,000	8.750% due 3/15/32	1,447,482
6,240,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	2,464,800
	Total Wireless Telecommunication Services	12,542,294
	TOTAL TELECOMMUNICATION SERVICES	33,245,878

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

UTILITIES — 9.7%
	Electric Utilities — 0.8%
$740,000	IPALCO Enterprises Inc., Senior Secured Notes, 8.625% due 11/14/11	$740,000
3,190,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(a)(b)	1,834,250
	Total Electric Utilities	2,574,250
	Gas Utilities — 0.4%
1,600,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,484,000
	Independent Power Producers & Energy Traders — 8.5%
	AES Corp., Senior Notes:
2,800,000	8.000% due 10/15/17	2,646,000
1,035,000	8.000% due 6/1/20(a)	947,025
	Dynegy Holdings Inc., Senior Notes:
200,000	7.500% due 6/1/15	160,000
3,020,000	7.750% due 6/1/19	2,355,600
	Edison Mission Energy, Senior Notes:
2,240,000	7.750% due 6/15/16	2,161,600
980,000	7.200% due 5/15/19	894,250
2,385,000	7.625% due 5/15/27	1,949,737
22,200,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	12,987,000
1,100,953	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	1,021,134
1,775,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,721,750
2,280,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	2,177,400
	Total Independent Power Producers & Energy Traders	29,021,496
	TOTAL UTILITIES	33,079,746
	TOTAL CORPORATE BONDS & NOTES (Cost — $503,069,995)	317,333,883
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
9,215,241	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(d)(f) (Cost — $10,260,573)	0
CONVERTIBLE BONDS & NOTES — 0.8%
CONSUMER DISCRETIONARY — 0.5%
	Media — 0.5%
3,435,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	1,567,219

See Notes to Financial Statements.

16	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

FINANCIALS — 0.0%
	Real Estate Investment Trusts (REITs) — 0.0%
$200,000	Ventas Inc., Senior Notes, 3.875% due 11/15/11(a)	$164,000
INDUSTRIALS — 0.3%
	Marine — 0.3%
2,215,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	1,074,275
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $3,885,090)	2,805,494
COLLATERALIZED SENIOR LOANS — 2.6%
CONSUMER DISCRETIONARY — 0.9%
	Auto Components — 0.8%
243,468	Allison Transmission Inc., Term Loan, 5.450% due 8/17/14(e)	159,211
3,921,613	Allison Transmission Inc., Term Loan B, 4.996% due 8/7/14(e)	2,564,456
	Total Auto Components	2,723,667
	Media — 0.1%
1,000,000	Idearc Inc., Term Loan B, Senior Notes, 0.000% due 11/1/14	347,250
	TOTAL CONSUMER DISCRETIONARY	3,070,917
ENERGY — 0.9%
	Energy Equipment & Services — 0.7%
2,870,102	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(e)	2,281,731
	Oil, Gas & Consumable Fuels — 0.2%
2,000,000	Stallion Oilfield Services, Term Loan, 8.506% due 7/31/12(e)	600,000
	TOTAL ENERGY	2,881,731
INDUSTRIALS — 0.2%
	Trading Companies & Distributors — 0.2%
1,767,554	Penhall International Corp., Term Loan, 12.375% due 4/1/12(e)	618,644
MATERIALS — 0.6%
	Chemicals — 0.2%
1,400,000	Lyondell Chemical Co., Term Loan B2, 0.000% due 12/20/14	515,200
	Containers & Packaging — 0.1%
3,370,759	Berry Plastics Corp., Senior Term Loan, 11.334% due 6/15/14(e)	505,613
	Paper & Forest Products — 0.3%
1,000,000	Georgia-Pacific LLC, Term Loan B2, 4.618% due 12/20/12(e)	865,625
672,000	Verso Paper Holdings LLC, 9.033% due 2/1/13(e)	252,000
	Total Paper & Forest Products	1,117,625
	TOTAL MATERIALS	2,138,438
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $16,025,275)	8,709,730

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	17

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND

SHARES	SECURITY	VALUE

COMMON STOCKS — 0.0%
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
185,784	Aurora Foods Inc.(d)(f)*	$0
INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
4,056	Axiohm Transaction Solutions Inc.(d)(f)*	0
MATERIALS — 0.0%
	Chemicals — 0.0%
3	Pliant Corp.(d)(f)*	0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
7,716	McLeodUSA Inc., Class A Shares(d)(f)*	0
18,375	Pagemart Wireless(d)(f)*	184
1,571	World Access Inc.(d)*	1
	TOTAL TELECOMMUNICATION SERVICES	185
	TOTAL COMMON STOCKS (Cost — $1,210,391)	185
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
6	ION Media Networks Inc., Series B, 12.000%(d)(f)*	0
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
1,622	Preferred Blocker Inc., 7.000%(a)	404,892
	Diversified Financial Services — 0.0%
3,613	TCR Holdings Corp., 0.000%(d)(f)	0
	TOTAL FINANCIALS	404,892
	TOTAL PREFERRED STOCKS (Cost — $755,207)	404,892
CONVERTIBLE PREFERRED STOCKS — 0.7%
FINANCIALS — 0.7%
	Diversified Financial Services — 0.7%
3,560	Bank of America Corp., 7.250% due 12/31/49	1,796,020
27,300	Citigroup Inc., 6.500% due 12/31/49	416,325
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $4,934,019)	2,212,345
WARRANTS
WARRANTS — 0.0%
3,650	Cybernet Internet Services International Inc., Expires 7/1/09(a)(d)(f)*	0
3,305	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(d)(f)*	0
1,835	Jazztel PLC, Expires 7/15/10(a)(f)*	0
3,775	Merrill Corp., Class B Shares, Expires 5/1/09(a)(d)(f)*	0

See Notes to Financial Statements.

18	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND

WARRANTS	SECURITY	VALUE

375	UbiquiTel Inc., Expires 4/15/10(a)(d)(f)*	$0
	TOTAL WARRANTS (Cost — $729,010)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $540,869,560)	331,466,529
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.3%
	Repurchase Agreement — 0.3%
$1,184,000	Morgan Stanley tri-party repurchase agreement dated 1/30/09, 0.220% due 2/2/09; Proceeds at maturity — $1,184,022; (Fully collateralized by U.S. government agency obligation, 4.900% due 6/12/18; Market value — $1,221,193) (Cost — $1,184,000)	1,184,000
	TOTAL INVESTMENTS — 97.4% (Cost — $542,053,560#)	332,650,529
	Other Assets in Excess of Liabilities — 2.6%	8,888,127
	TOTAL NET ASSETS — 100.0%	$341,538,656

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Security is currently in default.

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2009.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GMAC	— GeneralMotors Acceptance Corp.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

January 31, 2009

ASSETS:
Investments, at value (Cost—$542,053,560)	$332,650,529
Cash	475
Interest receivable	12,396,136
Receivable for securities sold	4,232,737
Receivable for Fund shares sold	215,605
Interest receivable for open swap contracts	22,858
Prepaid expenses	31,141
Other receivables	724,205
Total Assets	350,273,686
LIABILITIES:
Payable for securities purchased	4,657,392
Payable for Fund shares repurchased	2,373,183
Premium received for open swaps	491,439
Unrealized depreciation on swaps	400,061
Distributions payable	293,907
Investment management fee payable	173,599
Distribution fees payable	137,944
Trustees’ fees payable	39,905
Accrued expenses	167,600
Total Liabilities	8,735,030
TOTAL NET ASSETS	$341,538,656
NET ASSETS:
Par value (Note 6)	$819
Paid-in capital in excess of par value	1,223,719,852
Overdistributed net investment income	(1,615,336)
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(670,763,587)
Net unrealized depreciation on investments and swap contracts	(209,803,092)
TOTAL NET ASSETS	$341,538,656
Shares Outstanding:
Class A	40,134,637
Class B	10,683,365
Class C	29,842,077
Class I	1,250,771
Net Asset Value:
Class A (and redemption price)	$4.16
Class B1	$4.18
Class C1	$4.18
Class I (and redemption price)	$4.18
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$4.34

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2009

INVESTMENT INCOME:
Interest	$26,629,888
Dividends	179,275
Total Investment Income	26,809,163
EXPENSES:
Investment management fee (Note 2)	1,200,369
Distribution fees (Notes 2 and 4)	969,949
Transfer agent fees (Note 4)	83,571
Registration fees	58,964
Shareholder reports (Note 4)	36,119
Audit and tax	30,082
Legal fees	28,722
Custody fees	6,179
Insurance	5,536
Trustees’ fees	4,960
Miscellaneous expenses	1,305
Total Expenses	2,425,756
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(30,281)
Net Expenses	2,395,475
NET INVESTMENT INCOME	24,413,688
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(35,860,009)
Written options	54,000
Swap contracts	406,624
Foreign currency transactions	(8,157)
Net Realized Loss	(35,407,542)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(107,911,323)
Swap contracts	(483,944)
Change in Net Unrealized Appreciation/Depreciation	(108,395,267)
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(143,802,809)
DECREASE IN NET ASSETS FROM OPERATIONS	$(119,389,121)

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	21

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (unaudited) AND THE YEAR ENDED JULY 31, 2008	2009	2008
OPERATIONS:
Net investment income	$24,413,688	$50,744,939
Net realized loss	(35,407,542)	(18,190,041)
Change in net unrealized appreciation/depreciation	(108,395,267)	(43,956,952)
Decrease in Net Assets From Operations	(119,389,121)	(11,402,054)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(24,112,894)	(51,748,714)
Decrease in Net Assets From Distributions to Shareholders	(24,112,894)	(51,748,714)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	15,125,613	31,182,780
Reinvestment of distributions	20,667,179	25,613,089
Cost of shares repurchased	(74,201,748)	(181,518,241)
Net assets of shares issued in connection with merger (Note 7)	20,838,197	—
Decrease in Net Assets From Fund Share Transactions	(17,570,759)	(124,722,372)
DECREASE IN NET ASSETS	(161,072,774)	(187,873,140)
NET ASSETS:
Beginning of period	502,611,430	690,484,570
End of period*	$341,538,656	$502,611,430
* Includes overdistributed net investment income of:	$(1,615,336)	$(1,916,130)

See Notes to Financial Statements.

22	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$5.87	$6.56	$6.64	$6.94	$6.79	$6.62
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.30	0.56	0.52	0.53	0.52	0.55
Net realized and unrealized gain (loss)	(1.72)	(0.68)	(0.07)	(0.30)	0.16	0.23
Total income (loss) from operations	(1.42)	(0.12)	0.45	0.23	0.68	0.78
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.57)	(0.53)	(0.53)	(0.53)	(0.59)
Return of capital	—	—	—	—	—	(0.02)
Total distributions	(0.29)	(0.57)	(0.53)	(0.53)	(0.53)	(0.61)
NET ASSET VALUE, END OF PERIOD	$4.16	$5.87	$6.56	$6.64	$6.94	$6.79
Total return[3]	(24.40)%	(2.10)%	6.75%	3.38%	10.26%	12.16%
NET ASSETS, END OF PERIOD (MILLIONS)	$167	$230	$310	$347	$397	$438
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.98%[4]	0.93%	0.94%[5]	0.94%	0.98%	1.03%
Net expenses	0.98 [4]	0.93 [6]	0.94 [5,7]	0.92 [7]	0.96 [7]	1.03
Net investment income	12.48 [4]	8.78	7.54	7.77	7.47	7.97
PORTFOLIO TURNOVER RATE	17%	51%	63%	55%	18%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.92%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$5.89	$6.59	$6.67	$6.97	$6.82	$6.64
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.29	0.52	0.49	0.49	0.48	0.51
Net realized and unrealized gain (loss)	(1.72)	(0.69)	(0.06)	(0.30)	0.16	0.25
Total income (loss) from operations	(1.43)	(0.17)	0.43	0.19	0.64	0.76
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.53)	(0.51)	(0.49)	(0.49)	(0.56)
Return of capital	—	—	—	—	—	(0.02)
Total distributions	(0.28)	(0.53)	(0.51)	(0.49)	(0.49)	(0.58)
NET ASSET VALUE, END OF PERIOD	$4.18	$5.89	$6.59	$6.67	$6.97	$6.82
Total return[3]	(24.51)%	(2.77)%	6.25%	2.87%	9.65%	11.72%
NET ASSETS, END OF PERIOD (MILLIONS)	$45	$76	$118	$180	$273	$353
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.46%[4]	1.50%	1.42%[5]	1.46%	1.49%	1.55%
Net expenses	1.46 [4]	1.50 [6]	1.42 [5,7]	1.44 [7]	1.47 [7]	1.55
Net investment income	11.83 [4]	8.20	7.06	7.22	6.95	7.46
PORTFOLIO TURNOVER RATE	17%	51%	63%	55%	18%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.40%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$5.90	$6.59	$6.67	$6.98	$6.82	$6.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.29	0.53	0.49	0.50	0.49	0.52
Net realized and unrealized gain (loss)	(1.73)	(0.68)	(0.06)	(0.31)	0.17	0.24
Total income (loss) from operations	(1.44)	(0.15)	0.43	0.19	0.66	0.76
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.54)	(0.51)	(0.50)	(0.50)	(0.57)
Return of capital	—	—	—	—	—	(0.02)
Total distributions	(0.28)	(0.54)	(0.51)	(0.50)	(0.50)	(0.59)
NET ASSET VALUE, END OF PERIOD	$4.18	$5.90	$6.59	$6.67	$6.98	$6.82
Total return[3]	(24.59)%	(2.48)%	6.31%	2.78%	9.90%	11.64%
NET ASSETS, END OF PERIOD (MILLIONS)	$125	$189	$255	$142	$191	$230
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.44%[4]	1.40%	1.39%[5]	1.39%	1.42%	1.48%
Net expenses	1.40 [4,6,7]	1.38 [6,7,8]	1.36 [5,6,7]	1.37 [6]	1.40 [6]	1.48
Net investment income	11.99 [4]	8.33	7.10	7.30	7.02	7.53
PORTFOLIO TURNOVER RATE	17%	51%	63%	55%	18%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.34%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.38%.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$5.89	$6.59	$6.68	$6.98	$6.82	$6.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.31	0.58	0.54	0.53	0.54	0.56
Net realized and unrealized gain (loss)	(1.72)	(0.69)	(0.07)	(0.28)	0.17	0.25
Total income (loss) from operations	(1.41)	(0.11)	0.47	0.25	0.71	0.81
LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.59)	(0.56)	(0.55)	(0.55)	(0.62)
Return of capital	—	—	—	—	—	(0.02)
Total distributions	(0.30)	(0.59)	(0.56)	(0.55)	(0.55)	(0.64)
NET ASSET VALUE, END OF PERIOD	$4.18	$5.89	$6.59	$6.68	$6.98	$6.82
Total return[3]	(24.18)%	(1.93)%	6.90%	3.67%	10.72%	12.46%
NET ASSETS, END OF PERIOD (MILLIONS)	$5	$8	$7	$7	$148	$178
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.67%[4]	0.65%	0.65%[5]	0.62%	0.62%	0.71%
Net expenses	0.67 [4]	0.65 [6]	0.65 [5,7]	0.62 [7]	0.60 [7]	0.71
Net investment income	12.75 [4]	9.12	7.72	7.66	7.81	8.30
PORTFOLIO TURNOVER RATE	17%	51%	63%	55%	18%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.62%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	JANUARY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$332,650,529	$2,617,238	$325,141,007	$4,892,284
Other financial instruments*	(400,061)	—	(400,061)	—
Total	$332,250,468	$2,617,238	$324,740,946	$4,892,284

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of July 31, 2008	$8,815,445
Accrued premiums/discounts	147,046
Realized gain (loss)	(4,737,361)
Change in unrealized appreciation (depreciation)	1,753,747
Net purchases (sales)	(4,254,929)
Transfers in and/or out of level 3	3,168,336
Balance as of January 31, 2009	$4,892,284

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a

28	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends,

30	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the net assets managed by Western Asset Limited.

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.38%.

During the six months ended January 31, 2009, LMPFA reimbursed the Fund for expenses amounting to $30,281.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

32	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2009, LMIS and its affiliates received sales charges of approximately $5,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$31,000	$5,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of January 31, 2009, the Fund had accrued $17,332 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$66,903,263
Sales	94,520,207

At January 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,617,058
Gross unrealized depreciation	(213,020,089)
Net unrealized depreciation	$(209,403,031)

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

During the six months ended January 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding July 31, 2008	—	—
Options written	8,000,000	$175,000
Options closed	—	—
Options expired	(8,000,000)	(175,000)
Written options, outstanding January 31, 2009	—	—

At January 31, 2009, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (CDX North America Crossover Index)	$1,980,000	6/20/13	5.000% quarterly	$(445,750)	$(256,275)	$(189,475)
Credit Suisse First Boston Inc. (CDX North America Crossover Index)	1,980,000	6/20/13	5.000% quarterly	(445,750)	(235,164)	(210,586)
Net unrealized depreciation on sales of credits default swaps on credit indices						$(400,061)

‡	Percentage shown is an annual percentage rate.
[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

34	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

For the six months ended January 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$236,006	$39,076	$18,667
Class B	213,795	6,525	5,075
Class C	520,148	37,848	12,290
Class I	—	122	87
Total	$969,949	$83,571	$36,119

For the six months ended January 31, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	—
Class B	—
Class C	$30,281
Class I	—
Total	$30,281

5. Distributions to shareholders by class

	SIX MONTHS ENDED JANUARY 31, 2009	YEAR ENDED JULY 31, 2008
Net Investment Income:
Class A	$11,641,390	$23,996,597
Class B	3,321,829	8,105,061
Class C	8,790,905	18,946,486
Class I	358,770	700,570
Total	$24,112,894	$51,748,714

6. Shares of beneficial interest

At January 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JANUARY 31, 2009		YEAR ENDED JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,181,007	$9,844,500	2,973,061	$18,784,577
Shares issued on reinvestment	2,243,694	9,919,908	1,786,488	11,259,400
Shares repurchased	(6,225,836)	(28,190,381)	(12,902,822)	(82,261,915)
Shares issued with merger	2,778,081	12,618,113	—	—
Net increase (decrease)	976,946	$4,192,140	(8,143,273)	$(52,217,938)
Class B
Shares sold	252,857	$1,162,994	342,899	$2,171,549
Shares issued on reinvestment	594,784	2,649,753	499,707	3,166,982
Shares repurchased	(3,144,062)	(14,652,211)	(5,761,993)	(36,736,922)
Net decrease	(2,296,421)	$(10,839,464)	(4,919,387)	$(31,398,391)
Class C
Shares sold	745,807	$3,605,468	1,235,979	$7,891,103
Shares issued on reinvestment	1,736,413	7,751,707	1,671,464	10,592,202
Shares repurchased	(6,477,683)	(30,212,656)	(9,523,461)	(60,755,421)
Shares issued with merger	1,801,346	8,220,084	—	—
Net decrease	(2,194,117)	$(10,635,397)	(6,616,018)	$(42,272,116)
Class I
Shares sold	111,489	$512,651	359,768	$2,335,551
Shares issued on reinvestment	76,763	345,811	94,313	594,505
Shares repurchased	(211,650)	(1,146,500)	(275,229)	(1,763,983)
Net increase (decrease)	(23,398)	$(288,038)	178,852	$1,166,073

7. Transfer of net assets

On October 10, 2008, the Fund acquired the assets and certain liabilities of the Heritage High Yield Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE HERITAGE HIGH YIELD BOND FUND	TOTAL NET ASSETS OF THE FUND
Heritage High Yield Bond Fund	4,579,427	$20,838,197	$372,379,898

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $12,574,707 and accumulated net realized loss of $12,048,572. Total net assets of the Fund immediately after the transfer were $393,218,095. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

36	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

8. Capital loss carryforward

On July 31, 2008, the Fund had a net capital loss carryforward of approximately $604,414,518, of which $143,558,396 expires in 2009, $302,952,815 expires in 2010, $139,767,629 expires in 2011, $16,108,849 expires in 2012 and $2,026,829 expires in 2016. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	37

Notes to financial statements (unaudited) continued

$80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing

38	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM,

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	39

Notes to financial statements (unaudited) continued

recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary

40	Legg Mason Partners High Income Fund 2009 Semi-Annual Report

duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners High Income Fund 2009 Semi-Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory

42	Legg Mason Partners High Income Fund

Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Legg Mason Partners High Income Fund	43

Board approval of management and subadvisory agreements (unaudited) continued

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2008 was below the median and that the Fund’s performance for the 3- and 5-year periods ended June 30, 2008 was slightly above the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group for the 1-year period.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”). In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

44	Legg Mason Partners High Income Fund

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee (which reflects a fee waiver) was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also reviewed and considered that the Manager contractually had agreed to continue its fee waiver and/or expense reimbursement arrangements until December 2008.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Legg Mason Partners High Income Fund	45

Board approval of management and subadvisory agreements (unaudited) continued

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the funds in the Expense Group at all asset levels and that the Fund’s actual total expense ratio was below the median of the Expense Group. The Board also considered fee waivers by the Manager and the fact that the Manager pays the subadvisory fee out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

46	Legg Mason Partners High Income Fund

Legg Mason Partners High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS HIGH INCOME FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2172 3/09 SR09-770

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: April 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: April 2, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: April 2, 2009